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                                                                       EXHIBIT 4

                                 COMMON STOCK
NUMBER                                                                   SHARES
       -----                                                       -----
                              BCSB BANKCORP, INC.
               INCORPORATED UNDER THE LAWS OF THE UNITED STATES

This certifies that

is the owner of                                                 CUSIP
                                     fully paid and nonassessable shares of
common stock, par value $0.01 per share, of

BCSB BANKCORP, INC. (the "Corporation"), a Federal corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                  , 1998
        ----------------

---------------------------------------         --------------------------------
Gary C. Loraditch                               Michael J. Dietz
Secretary                                       President

                               [CORPORATE SEAL]
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                           RESTRICTIONS ON TRANSFER
The Charter includes a provision which prohibits any person from directly or indirectly acquiring the beneficial ownership of more than 10% of any class of equity security of the Corporation. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire five years from the date of completion of the reorganization of Baltimore County Savings Bank, F.S.B. (the "Bank") into the mutual holding company form of organization. The Corporation will furnish without charge to each stockholder who so requests additional information with respect to such restrictions. Such request may be made in writing to the Secretary of the Corporation.
********************************************************************************
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     The shares represented by this certificate are issued subject to all the provisions of the Charter and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish without charge to each stockholder who so requests, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Corporation is authorized to issue, the differences in the relative rights and preferences between the shares of each such series of preferred stock to the extent they have been set, and the authority of the Board of Directors of the Corporation set the relative rights and preferences of subsequent series of preferred stock. Such requests shall be made in writing to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under Uniform Transfers to
                         (Cust)              (Minor)
Minors Act.......................
                (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                                    HEREBY SELL(S),
                         ----------------------------------
ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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/                                  /
-----------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                         Shares
-------------------------------------------------------------------------

of the common stock evidenced by this certificate, and do hereby irrevocably
constitute and appoint                                   , Attorney, to transfer
                       ----------------------------------
the said shares on the books of the Corporation, with full power of substitution.

Dated
      ---------------------
                              -----------------------------------------
                              Signature


                              -----------------------------------------
                              Signature

In presence of:
                -----------------------------------------


                 SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.